                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report dated February 14, 1997, included in the Company's 1996 Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File Nos. 333-05617, 333-00403 and 333-00349, and the Company's
previously filed Registration Statements on Form S-3 File Nos. 333-05619 and 333-01371.


                                        /s/ ARTHUR ANDERSEN LLP
                                        -----------------------
                                            Arthur Andersen

Dallas, Texas
March 27, 1997